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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 2 to Form S-3 (File no. 333-71064) of our report dated March 27, 2001 relating to the financial statements of Rebop Media, Inc., which appears in Eloquent, Inc.'s Current Report on Form 8-K/A dated September 7, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California
May 31, 2002